Scudder Financial Services Fund
                            Scudder Health Care Fund
                             Scudder Technology Fund
     Supplement to Statement of Additional Information dated January 5, 1998

The following paragraph is added to the section entitled "Specialized Investment Techniques" on page 1:

     Short Sales Against the Box. Each Fund may make short sales of common stocks if, at all times when a short position is open, the applicable Fund owns the stock or owns preferred stocks or debt securities convertible or exchangeable, without payment of further consideration, into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker/dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to a Fund. Arrangements may be made with the broker/dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds.





February 24, 1998